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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2017

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in  Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01                          Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement (Divestiture of Pet Health Monitoring Business)

On July 31, 2017, Intersections Inc. (the "Company") entered into and consummated the divestiture of its indirect, wholly-owned subsidiary i4c Innovations LLC ("i4c") to One Health Group, LLC (the "Purchaser"), pursuant to the terms and conditions of a membership interest purchase agreement (the "Purchase Agreement") between Intersections Holdings Inc., a Delaware corporation ("IHI") and wholly-owned subsidiary of the Company, and the Purchaser.  i4c Innovations LLC conducted the Company's Pet Health Monitoring business known as Voyce.

The purchase price for the Interests (the "Purchase Price") is equal to (i) the sum of One Hundred Dollars ($100), paid in cash at closing, plus (ii) a revenue participation of up to Twenty Million Dollars ($20,000,000), payable pursuant to the terms and conditions of the Purchase Agreement.  The Purchaser is also obligated to reimburse (or cause i4c to reimburse) IHI for the full amount of any operating expenses of i4c incurred after July 8, 2017 (other than certain severance payments payable to i4c employees).  The Purchase Agreement contains limited representations, warranties, covenants and indemnification provisions.

The Purchaser is a newly-formed entity of which Michael R. Stanfield, the Company's Chairman and Founder, is a minority investor, and certain former members of the i4c management team are the managing member and investors. Except as described above, there are no material relationships between the Purchaser, on the one hand, and the Company or any of its affiliates, directors, officers, or any associate of such directors or officers, on the other hand.

The total value of the consideration paid pursuant to the Purchase Agreement was determined through arm's length negotiations between the Company and the Purchaser that took into account a number of factors of the Pet Health Monitoring business, including historical revenues, operating history, business contracts, obligations and commitments and other factors.

The terms of the transaction were approved by the independent directors of the Board of Directors of the Company.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Purchase Agreement contains representations and warranties that the parties to the Purchase Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in disclosure schedules that the parties exchanged in connection with signing the Purchase Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the Purchase Agreement or as of such other date or dates as may be specified in the Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures. Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Amendment to Credit Agreement

In order to consummate the divestiture of the Pet Health Monitoring business, on July 31, 2017, the Company entered into Amendment No. 1 ("Amendment No. 1") to its $20 million Credit Agreement, dated as of April 20, 2017 (the "Credit Agreement") among Intersections Inc., the Other Credit Parties party thereto, and PEAK6 Investments, L.P.  Amendment No. 1 removes i4c as a party to the Credit Agreement and amends the Credit Agreement to permit the  transactions entered into by the Company and its subsidiaries in connection with the divestiture of i4c.

The foregoing description of Amendment No. 1 and the Credit Agreement is not complete and is subject to and qualified in its entirety by reference to the full text of Amendment No. 1, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and the Credit Agreement.

Item 2.01                          Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 under the heading "Membership Interest Purchase Agreement (Sale of Pet Health Monitoring Business)" is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 under the heading "Amendment to Credit Agreement" is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On July 31, 2017, the Company issued a press release announcing the divestiture of its Pet Health Monitoring Business. A copy of this press release is incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(b)            Pro Forma Financial Information.

The following Unaudited Pro Forma Condensed Combined Financial Information related to the sale of i4c are included as Exhibit 99.2 to this Current Report on Form 8-K:

(i)            Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2017;

(ii)          Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2017;

(iii)         Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2016; and

(iv)         Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2015.

(d)            Exhibits.

See Exhibit Index immediately following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 4, 2017

INTERSECTIONS INC.

By:	/s/ Ronald Barden
Name:	Ronald Barden
Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement dated as of July 31, 2017 between Intersections Holdings Inc. and One Health Group, LLC

10.1	Amendment No. 1, dated as of July 31, 2017, to Credit Agreement dated as of April 20, 2017 among Intersections Inc., the Other Credit Parties party thereto, and PEAK6 Investments, L.P.

99.1	Press release issued July 31, 2017

99.2	Unaudited Pro Forma Condensed Combined Financial Information related to the sale of i4c

*            The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Intersections Inc. undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the Securities and Exchange Commission.